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                                                            EXHIBIT D


       	      PROFESSIONAL BRANCH MANAGER PHANTOM STOCK AGREEMENT

                         Designation of Beneficiary(ies)


By virtue of my right under the Agreement to designate the beneficiary(ies) of any death benefits payable under the Agreement, and subject to any future exercise of said right by me, I hereby direct that any and all such death benefits shall be paid, in accordance with the terms of the Agreement, to the person(s) named below who are living at the time of each such payment, and, unless otherwise expressly indicated, in equal shares among them if more than one such person shall be living at the time of each such payment:


     PRIMARY BENEFICIARY(IES)


          ________________________________________________________
          Name/Relationship                       Address


          ________________________________________________________
          Name/Relationship                       Address


          ________________________________________________________
          Name/Relationship                       Address


In the event that no primary beneficiary shall be living at the time of any death benefit payment, I hereby direct that such remaining payment(s) shall be made to those person(s) named below who are living at the time of each such remaining payment, and, unless otherwise expressly indicated, in equal shares among them if more than one such person shall be living at the time of each such remaining payment:


     CONTINGENT BENEFICIARY(IES)


          ________________________________________________________
          Name/Relationship                       Address


          ________________________________________________________
          Name/Relationship                       Address


          ________________________________________________________
          Name/Relationship                       Address


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Professional Branch Manager Phantom Stock Agreement
Designation of Beneficiary(ies)
Page Two


In the further event that none of the persons named above, either as primary or contingent beneficiary(ies), shall be living at the time of any death benefit payment, all remaining payment(s) shall be made to my estate pursuant to the Agreement.

     NOTE: If so specified in the above designations, "person" includes a trust or corporation.


                             Employee:  ______________________________
                                        Signature                 Date


                                        ______________________________
                                             Print Full Name


                                        ______________________________
                                                Witness

Receipt Acknowledged:

LEGG MASON WOOD WALKER, INCORPORATED


By:__________________________________
                                 Date